UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2009

GSI COMMERCE, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

935 First Avenue, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-491-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2009, the Compensation Committee of the Board of Directors of GSI Commerce, Inc. (the "Company") granted to Michael G. Rubin, the Chairman, Chief Executive Officer and President of the Company, a restricted stock unit award under the GSI Commerce Inc. 2005 Equity Incentive Plan (the "Plan") to acquire 45,000 shares of the Company's Common Stock in satisfaction of the obligation of the Company to issue to Mr. Rubin a restricted stock unit award for a number of shares with a fair market value equal to $675,000 pursuant to the Employment Agreement between the Company and Mr. Rubin, dated August 23, 2006. The restricted stock unit award will vest as to 25% of the total number of shares subject to the award on April 20 of 2010, 2011, 2012 and 2013. Such vesting will be subject to Mr. Rubin's "Continuous Service" (as defined in the Plan) to the Company and to acceleration in certain circumstances following a change in control. Vesting of restricted stock unit awards results in the delivery to Mr. Rubin of shares of the Company's Common Stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2009, the Board of Directors of GSI Commerce, Inc. approved amendments to Sections 5 and 27 of the Company's Amended and Restated Bylaws (the "Bylaws").
The amendments to Section 5 require that stockholders proposing nominations for election to the Company's Board of Directors or business for annual meetings provide, in addition to information already required by the Bylaws:

• A description of any agreement, arrangement or understanding between any proposed nominee for election to the Company's Board of Directors and the stockholder, or such beneficial owner on whose behalf the nomination is proposed; and

• Information as to the economic interests in the Company of any stockholder proposing nominations for election to the Company's Board of Directors or other business, or such beneficial owner on whose behalf the nomination or business is proposed.

The amendments to Section 27 of the Bylaws provide that the Board of Directors will have the power to appoint and fix the compensation for officers of the Company above the level of Senior Vice President and the Chief Executive Officer of the Company will have the power to appoint and fix the compensation for other officers of the Company at the level of Senior Vice President or below.

The Board also made certain technical and conforming amendments to the Bylaws.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated Bylaws of GSI Commerce, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

March 16, 2009	By:	/s/ Arthur H. Miller

Name: Arthur H. Miller
Title: Executive Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of GSI Commerce, Inc.